UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2006

Digital River, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-24643 (Commission File Number)	41-1901640 (IRS Employer Identification No.)

9625 West 76th Street, Eden Prairie, MN (Address of principal executive offices)	55344 (Zip Code)
(952) 253-1234
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
     On December 20, 2006, Digital River, Inc. (the “Company”) received a letter from the Securities and Exchange Commission (“SEC”) requesting the voluntary production of documents related to the Company’s stock option granting practices from January 1, 1998 to present. The SEC’s letter notes that the request should not be construed as any indication by the SEC that any violation of the federal securities laws has occurred nor should it be considered an adverse reflection upon any entity or individual involved. The Company intends to cooperate fully with the SEC in this matter. The Company had previously formed a special committee of the Board of Directors, consisting of independent directors, and initiated an internal review of the option granting practices, which review is ongoing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Digital River, Inc.
Date: December 22, 2006	By:	/s/ Thomas M. Donnelly
Thomas M. Donnelly
Chief Financial Officer